PLAYTIKA HOLDING CORP. Third Quarter 2023 Results November 8, 2023

LEGAL DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding our business strategy, plans, market growth and our objectives for future operations, are forward-looking statements. The words “may,” “will,” “should,” “expect,” “would,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements contained in this presentation include, but are not limited to, future revenues, expenses, and capital requirements; the implementation of our business model and strategic plans and initiatives including increased focus on in- house game development; our ability to improve on our user metrics and our ability among others. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects and these forward-looking statements are not guarantees of future performance or development. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about us. These forward-looking statements are inherently subject to risks and uncertainties, including our ability to compete in the market; our future relationship with third-party platforms, such as the iOS App Store and the Google Play Store; our ability to successfully launch new games and enhance our existing games that are commercially successful; continued growth in demand for in-app purchases in mobile games; our ability to acquire and integrate new games and content; the ability of our games to generate revenues; capital expenditures and investments in our infrastructure; our use of working capital in general ; retaining existing players, attracting new players and increasing the monetization of our player base; our ability to successfully manage our game economies; maintaining a technology infrastructure that can efficiently and reliably handle increased player usage, fast load times and the deployment of new features and products; attracting and retaining qualified employees and key personnel; the impact of geopolitical events, including relating to Ukraine; the impact of an economic recession or periods of increased inflation and any reductions to household spending on the types of discretionary entertainment we offer; maintaining , protecting and enhancing our intellectual property; protecting our players’ information and adequately addressing privacy concerns; our ability to expand into new markets and distribution platforms; and successfully acquiring and integrating companies and assets. Because some of these risks and uncertainties cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. In addition, statements about the impact of the War in Israel are subject to the risks that hostilities may escalate and expand and that the actual impact may differ, possibly materially, from what is currently expected. Additional factors that may cause future events and actual results, financial or otherwise, to differ, potentially materially , from those discussed in or implied by the forward-looking statements include the risks and uncertainties discussed in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur, and reported results should not be considered as an indication of future performance. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by Playtika relating to market size and growth and other data about Playtika’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures of us, including Credit Adjusted EBITDA. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flow of the company. You should not consider these non-GAAP financial measures in isolation, or as a substitute for analysis of results as reported under GAAP. For information regarding the non-GAAP financial measures used by us, and for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, see the Appendix to this presentation. 2

FINANCIAL HIGHLIGHTS Revenue of $630.1 million, Net Income of $37.9 million, and Credit Adjusted EBITDA of $205.6 million. Revenue decreased (2.0)% sequentially and (2.7)% year over year. Net income decreased (49.9)% sequentially and (44.4)% year over year. Credit Adjusted EBITDA decreased (4.4)% sequentially and increased 1.0% year over year. Direct-to-Consumer Platforms revenue decreased (2.6)% sequentially and increased 6.8% year over year. Net income margin of 6.0%, compared to 11.8% in Q2 2023 and 10.5% in Q3 2022. Credit Adjusted EBITDA margin of 32.6%, compared to 33.4% in Q2 2023 and 31.4% in Q3 2022. Cash and cash equivalents totaled $878.2 million as of September 30, 2023. 3 Note: USD in millions. See appendix for definition of Credit Adjusted EBITDA. Credit Adjusted EBITDA is a non-gaap measure, see reconciliation on slide 12.

BUSINESS HIGHLIGHTS Average Daily Paying Users of 299K decreased (2.6)% sequentially and (3.5)% year over year. Average Payer Conversion of 3.6%, flat versus the prior quarter and up from 3.4% in the prior year period. Bingo Blitz revenue of $149.7 million decreased (4.3)% sequentially and (4.6)% year over year. Remains the number one game in its category with a strong community of dedicated and loyal players. Solitaire Grand Harvest revenue of $79.1 million decreased (3.3)% sequentially and increased 13.7% year over year. Successful feature launches in September including "Team vs. Team" and "Pets“. Slotomania revenue of $141.9 million decreased (1.9)% sequentially and (5.5)% year over year. Stabilization in daily paying userbase. 4Note: See appendix for definitions of Average Daily Paying Users and Average Payer Conversion.

QUARTERLY REVENUE BY PLATFORM 5 Direct-to-Consumer Platforms Revenue Third-Party Platforms RevenueTotal Revenue (2.7)% +6.8% (5.6)% Note: USD in millions. See appendix for definitions of Direct-to-Consumer Platforms.

SELECTED QUARTERLY FINANCIALS 6 Note: USD in millions. See appendix for definitions of Credit Adjusted EBITDA. Credit Adjusted EBITDA is a non-gaap measure, see reconciliation on slide 12. Net Income (44.4)% Credit Adjusted EBITDA and Margin +1.0%

QUARTERLY KPI TRENDS 7 Average Daily Paying Users (in millions) Average Daily Active Users (in millions) Average Revenue per Daily Active User Average Payer Conversion (3.5)% (6.7)% +20 bps Note: See appendix for definitions of Average Daily Paying Users, Average Daily Active Users, Average Revenue per Daily Active User, and Average Payer Conversion. +3.8%

REVENUE CONTRIBUTION 8Note: See appendix for definitions of Casual Themed Games, Social Casino Themed Games, and Direct-to-Consumer Platforms. Revenue Mix (Casual and Social Casino) Revenue Mix (DTC and 3rd Party Platforms)

CAPITAL STRUCTURE OVERVIEW 9 Available Liquidity (as of 9/30/23) Debt Maturity Profile (as of 9/30/23) Approximately $1.48 billion in available liquidity Liquidity is expected to continue to improve with Free Cash Flow generation No near-term debt maturities Net LTM leverage of approximately 1.9x Capital Structure and Capital Allocation Note: USD in millions.

FISCAL YEAR 2023 GUIDANCE 10 FY22 Actual FY23 Guidance Revenue $2,615.5 million $2,550 to $2,565 million Credit Adjusted EBITDA $805.1 million $825 to $832 million Credit Adjusted EBITDA Margin 30.8% 32.4% Capital Expenditures $110 million $95 million • Revising our revenue range to $2,550 to $2,565 million and we now expect Credit Adj. EBITDA between $825 to $832 million. We expect capital expenditures of approximately $95 million. Note: USD in millions. See appendix for definition of Credit Adjusted EBITDA. Credit Adjusted EBITDA is a non-gaap measure, see reconciliation of historical figures on slide 13.

APPENDIX Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income b efore (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) impairment o f intangible assets, (vi) stock- based compensation, (vii) contingent consideration, (viii) acquisition and related expenses, and (ix) certain other items. We calculate Credit Adjusted EBITDA Margin as Credit Adjusted EBITDA divided by revenues. We supplementally present Credit Adjusted EBITDA because it is a key operating measure used by our management to assess our f inancial performance. Credit Adjusted EBITDA adjusts for items that we believe do not reflect the ongoing operating performance of our business, such as certain noncash items, unusual or infrequent items or items that change from period to period without any material relevance to our operating performance. Management believes Credit Adjusted EBITDA is useful to investors and analysts in highlighting trends in our ope rating performance, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate and capital investments. Management uses Credit Adjusted EBITDA to supplement GAAP measures of performance in the eva luation of the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against other peer comp anies using similar measures. We evaluate Credit Adjusted EBITDA in conjunction with our results according to GAAP because we believe it provides investors and analysts a more complete understanding of factors and trends affecting our business than GAAP measures alone. Credit Adjusted EBITDA s hould not be considered as an alternative to net income (loss) as a measure of financial performance, or any other performance measure der ived in accordance with GAAP. Non-GAAP Financial Measure 11

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 12Note: USD in millions. (1) Reflects, for the three months ended September 30, 2023 and 2022, stock-based compensation expense related to the issuance of equity awards to certain of our employees. (2) Amounts for the three months ended September 30, 2023 and 2022 primarily relate to expenses incurred by the Company in connection with the evaluation of strategic alternatives for the Company. (3) Amounts for the three months ended September 30, 2023 consist primarily of $0.8 million, incurred by the Company for severance and, for the three months ended September 30, 2023, $1.0 million for tax settlement paid under protest. Amounts for the three months ended September 30, 2022 consist of $1.9 million, incurred by the Company for severance. Amounts for the three months ended September 30, 2022 also include $2.7 million, incurred related to the restructuring activities announced last year.

APPENDIX Reconciliation of GAAP to Non-GAAP Measure 13Note: USD in millions. (1) Reflects stock-based compensation expense related to the issuance of equity awards to certain of our employees. (2) Amount primarily relates to expenses incurred by the Company in connection with the evaluation of strategic alternatives for the Company. (3) Amount consists of $13.2 million incurred by the Company for severance, $4.1 million incurred by the Company for relocation and support provided to employees due to the war in Ukraine and $16.4 million incurred related to the restructuring activities announced last year.

APPENDIX Average Revenue per Daily Active User: or “ARPDAU” means (i) the total revenue in a given period, (ii) divided by the number of days in that period, (iii) divided by the average Daily Active Users during that period. Daily Active Users: or “DAUs” means the number of individuals who played one of our games during a particular day on a particular platform. Under this metric, an individual who plays two different games on the same day is counted as two DAUs. Similarly, an individual who plays the same game on two different platforms (e.g., web and mobile) or on two different social networks on the same day would be counted as two Daily Active Users. Average Daily Active Users for a particular period is the average of the DAUs for each day during that period. Daily Paying Users: or “DPUs” means the number of individuals who purchased, with real world currency, virtual currency or items in any of our games on a particular day. Under this metric, an individual who makes a purchase of virtual currency or items in two different games on the same day is counted as two DPUs. Similarly, an individual who makes a purchase of virtual currency or items in any of our games on two different platforms (e.g., web and mobile) or on two different social networks on the same day could be counted as two Daily Paying Users. Average Daily Paying Users for a particular period is the average of the DPUs for each day during that period. Daily Payer Conversion: means (i) the total number of Daily Paying Users, (ii) divided by the number of Daily Active Users on a particular day. Average Daily Payer Conversion for a particular period is the average of the Daily Payer Conversion rates for each day during that period. Casual Themed Games: portfolio of games that include - Bingo Blitz, Solitaire Grand Harvest, June’s Journey, Best Fiends, Board Kings, Pirate Kings, Pearl’s Peril, Best Fiends Stars, Redecor and Other. Social Casino Themed Games: portfolio of games that include - Slotomania, House of Fun, Caesars Slots, World Series of Poker, and Other. Direct-to-Consumer Platforms: Playtika’s own internal proprietary platforms where payment processing fees and other related expenses for in-app purchases are typically 3 to 4%, compared to the 30% platform fee for third party platforms. Credit Adjusted EBITDA: Our Credit Agreement defines Adjusted EBITDA (which we call “Credit Adjusted EBITDA”) as net income before (i) interest expense, (ii) interest income, (iii) provision for income taxes, (iv) depreciation and amortization expense, (v) stock-based compensation, (vi) contingent consideration, (vii) acquisition and related expenses, and (viii) certain other items. Glossary of Key Terms 14